Commitments and Contingencies (Details) - USD ($)			6 Months Ended
	Oct. 09, 2024	Mar. 10, 2021	Jun. 30, 2025	May 09, 2025
Commitments and Contingencies [Abstract]
License consideration paid		$ 250,000
Milestone payments due, description			(i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of FDA marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.
Unpaid interest	$ 110,179
Interest rate, percentage	5.00%			5.00%